                                                                    EXHIBIT 99.1


                      THIRD AMENDMENT TO AND CONSENT UNDER
                   THE AMENDED AND RESTATED REVOLVING CREDIT,
                        TERM LOAN AND GUARANTY AGREEMENT

                  THIRD AMENDMENT TO AND CONSENT, dated as of February [ ], 2006 (the "Amendment"), under the AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND GUARANTY AGREEMENT, dated as of July 28, 2005 (as heretofore amended, restated, modified or supplemented, the "Credit Agreement"), among COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, COLLINS & AIKMAN CORPORATION, a Delaware corporation and the parent company of the Borrower (the "Parent"), and the subsidiaries of the Borrower signatory hereto (together with the Parent, each a "Guarantor" and collectively the "Guarantors"), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A., a national banking association ("JPMCB") and each of the other financial institutions from time to time party hereto (together with JPMCB, the "Lenders") and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Agent") for the Lenders.

                              W I T N E S S E T H :

                  WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to the Credit Agreement;

                  WHEREAS, the Borrower and the Guarantors own or have interests in certain intellectual property (the "Intellectual Property"), which (i) will be licensed or assigned to IAC Acquisition Corporation Limited (the "Buyer") in exchange for various licensing agreements and other consideration, including cash consideration of approximately $11,046,686, pursuant to the Master Sale Agreement Relating to the Business of Collins & Aikman Group Companies (In Administration), dated as of November 28, 2005, among the English court-appointed administrators (the "Administrators") of Collins & Aikman Europe S.A. and its affiliated European debtors (collectively, the "European Debtors") and the Buyer and (ii) may be licensed or assigned to certain prospective buyers of assets subject to the UK Administration in exchange for various licensing agreements and other consideration, including cash consideration of approximately $1,453,314 (collectively the transactions set forth in the immediately preceding clauses (i) and (ii), the "IP Sale Transaction");

                  WHEREAS, the Borrower and the Guarantors are seeking to sell 100% of their equity interest in Collins & Aikman MOBIS, LLC, a non-debtor joint venture with Hyundai MOBIS, and receive repayment of related intercompany obligations for an aggregate amount of approximately $8,382,000 (the "MOBIS Sale") and further seeking to monetize certain annuity contracts underlying the Borrower's prepetition Supplemental Employee Retirement Program and utilize cash held in certain of the Borrower's rabbi trust accounts for an aggregate amount of approximately $6,600,000 (the "SERP Transaction", together with the IP Sale Transaction and the MOBIS Sale, the "Third Amendment Transactions");

                  WHEREAS, the Borrower and the Guarantors have requested that the Agent and the Lenders consent to the Third Amendment Transactions as set forth herein and agree to additional amendments described herein; and



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                                                                               2



                  WHEREAS, the Lenders are willing to agree to such requested amendments and consents, but only upon the terms and conditions of this Amendment;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  SECTION 2. Amendments to Section 1.01 of the Credit Agreement (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended to (a) modify the defined term "Carve-Out" to (i) delete the closed parenthesis immediately after the phrase "whether before or after the Customer Financing Period and the New Customer Financing Period", (ii) delete the phrase "Customer Financing Period and the New Customer Financing Period" wherever it appears therein and insert in lieu thereof the phrase "Customer Financing Period, the New Customer Financing Period and the Borrowing Base Deferral Period" and (iii) insert a closed parenthesis immediately after the phrase "Debtors' counsel to the Agent" in the second proviso of clause (ii) therein and (b) insert the following defined term in the appropriate alphabetical order:

                  ""Borrowing Base Deferral Period" shall mean the period from April 1, 2006 through and including September 30, 2006.".

                  SECTION 3. Amendment to Section 2.01 of the Credit Agreement (Commitments of the Lenders). Section 2.01 of the Credit Agreement is hereby amended to insert the phrase "and the Borrowing Base Deferral Period" immediately after the phrase "New Customer Financing Period" where it appears in paragraph (c) therein.

                  SECTION 4. Amendment to Section 2.03 of the Credit Agreement (Letters of Credit). Section 2.03 of the Credit Agreement is hereby amended to insert the phrase "and the Borrowing Base Deferral Period" immediately after the phrase "New Customer Financing Period" where it appears in paragraph (a) therein.

                  SECTION 5. Amendment to Section 2.13 of the Credit Agreement (Mandatory Prepayment; Commitment Termination). Section 2.13 of the Credit Agreement is hereby amended to (a) delete the phrase "Customer Financing Period and the New Customer Financing Period" wherever it appears in paragraph (a) therein and insert in lieu thereof the phrase "Customer Financing Period, the New Customer Financing Period and the Borrowing Base Deferral Period", and (b) delete paragraph (c) in its entirety and insert in lieu thereof the following:

                  "(c) Any Net Proceeds described in paragraph (b) of this Section shall be applied as follows: first, ratably (x) to the reduction of the Total Tranche A Commitment of the Tranche A Lenders (and the corresponding prepayment of the Tranche A Loans and any unreimbursed LC Disbursements to the extent such amounts exceed the Total Tranche A Commitment as so reduced) and (y) to the prepayment of the Tranche B Loans of the Tranche B Lenders, until such Tranche A Loans, unreimbursed LC Disbursements and Tranche B Loans have been repaid in full (plus any accrued but unpaid interest and fees thereon, including without limitation any interest payable pursuant to Section 2.09), and second, to the Cash Collateralization of the Letters of Credit (if any) in an aggregate amount equal to 105% of the Uncollateralized LC Exposure. If after giving effect to the application of Net Proceeds described in clauses first and second of this Section 2.13(c), there shall remain any Net Proceeds available, such Net Proceeds shall not be subject to the prepayment, reimbursement and collateralization provisions of this Section 2.13(c), but remain subject to the Liens securing the Secured Obligations in accordance with the Loan Documents and the Orders."

                  SECTION 6. Amendment to Section 6.03 of the Credit Agreement (Indebtedness). Section 6.03 of the Credit Agreement is hereby amended to (a) insert immediately after the reference to "$20,000,000" in clause (iv)(B) therein the following phrase: "(which amount shall be increased by an amount not to exceed an additional $10,000,000 (x) only to the extent such amount is necessary to settle outstanding commercial disputes of the Designated Foreign Subsidiaries previously identified to the Agent and (y) so long as the Borrower has provided the Agent with at least three (3) Business Days' prior written notice of the terms of such settlement)"; (b) delete the word "and" appearing at the end of clause (xv) therein and insert in lieu thereof a semi-colon; and (c) insert the following immediately prior to the period at the end therein:

                  "; and (xvii) recharacterization as a Capitalized Lease of the operating lease in respect of the facility located in Hermosillo, Mexico".

                  SECTION 7. Amendment to Section 6.10 of the Credit Agreement (Investments, Loans and Advances). Section 6.10 of the Credit Agreement is hereby amended to delete the reference to "and (xi)" therein and insert in lieu thereof the following:

                  "; (xi) investments in Foreign Subsidiaries permitted under
                  Section 6.11(ix); and (xii)".

                  SECTION 8. Amendment to Section 6.11 of the Credit Agreement (Disposition of Assets). Section 6.11 of the Credit Agreement is hereby amended to (a) delete the word "and" appearing at the end of clause (vii) therein and insert in lieu thereof a comma, (b) delete the number "$2,500,000" in clause
(viii) therein and insert in lieu thereof the number "$7,500,000", and (c) insert the following immediately prior to the period at the end therein:

                  "; and (ix) the disposition or transfer of equipment having a net book value not to exceed $10,000,000 in the aggregate at any time from the Borrower or any Guarantors to any Designated Foreign Subsidiary; provided that (A) in calculating compliance with this clause (ix), the Borrower may reduce the aggregate value of asset transfers or dispositions from Loan Parties to Designated Foreign Subsidiaries by the aggregate net book value of asset transfers or dispositions by Designated Foreign Subsidiaries to Loan Parties and (B) so long as such equipment continues to be subject to a first priority Lien in favor of the Agent, for the benefit of the Lenders."

                  SECTION 9. Amendment to Section 10.01 of the Credit Agreement (Notices). Section 10.01 of the Credit Agreement is hereby amended to delete the reference to "Marina Flindell" in clause (a)(ii) therein and insert in lieu thereof a reference to "Ann Kurinskas".

                  SECTION 10. Consents under the Credit Agreement to the Third Amendment Transactions. (a) The Lenders hereby consent under Section 6.09 (Transactions with Affiliates) and Section 6.11 (Disposition of Assets) of the Credit Agreement solely to the extent necessary to permit the Borrower and the Guarantors to consummate the Third Amendment Transactions; provided, however, the foregoing consent is conditioned upon compliance with paragraphs (b), (c) and (d) below and application of the aggregate gross proceeds received by the Borrower and the Guarantors from the Third Amendment Transactions, net of withholding taxes payable arising from the IP Sale Transaction and any brokerage



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                                                                               4


commissions directly related to the SERP Transaction and such other fees, costs and expenses as are reasonably agreed to by the Agent (the "Net Transaction Proceeds"), as follows:

                  i. as to the aggregate Net Transaction Proceeds arising from the IP Sale Transaction, the Borrower and the Guarantors shall be permitted to retain 75% of such Net Transaction Proceeds pursuant to the terms of paragraph (c) below and shall, within one Business Day after the receipt of such Net Transaction Proceeds, pay an amount equal to 25% of such Net Transaction Proceeds to the Agent for the benefit of the Lenders to be applied in the manner set forth in Section 2.13(c) of the Credit Agreement;

                  ii. as to the aggregate Net Transaction Proceeds arising from the MOBIS Sale, the Borrower and the Guarantors shall be permitted to retain 30% of such Net Transaction Proceeds pursuant to the terms of paragraph (c) below and shall, within one Business Day after the receipt of such Net Transaction Proceeds, pay an amount equal to 70% of such Net Transaction Proceeds to the Agent for the benefit of the Lenders to be applied in the manner set forth in Section 2.13(c) of the Credit Agreement; and

                  iii. as to the aggregate Net Transaction Proceeds arising from the SERP Transaction, the Borrower and the Guarantors shall be permitted to retain 30% of such Net Transaction Proceeds pursuant to the terms of paragraph (c) below and shall, within one Business Day after the receipt of such Net Transaction Proceeds, pay an amount equal to 70% of such Net Transaction Proceeds to the Agent for the benefit of the Lenders to be applied in the manner set forth in Section 2.13(c) of the Credit Agreement.

                  (b) Notwithstanding the formula set forth in paragraph (a) above, the Borrower and the Guarantors shall be permitted to retain 50% of the aggregate Net Transaction Proceeds from the Third Amendment Transactions. To the extent the formula set forth in paragraph (a) above would result in allocation of more or less than 50% of the aggregate Net Transaction Proceeds to the Borrower and the Guarantors after consummation of the IP Sale Transaction and either the MOBIS Sale or the SERP Transaction, the Borrower and the Agent shall agree to the reallocation of the Net Transaction Proceeds formula set forth in paragraph (a) above in respect of the remaining Third Amendment Transaction, such that the Borrower and the Guarantors shall retain 50% of the Net Transaction Proceeds of all Third Amendment Transactions and 50% of the Net Transaction Proceeds of all Third Amendment Transactions shall be applied in the manner set forth in Section 2.13(c) of the Credit Agreement.

                  (c) Any Net Transaction Proceeds permitted to be retained by the Borrower from the Third Amendment Transactions pursuant to paragraph (a) above shall, within one Business Day after the receipt thereof, be deposited in a segregated account maintained at JPMorgan Chase Bank, N.A., Account No. [ ] in the name of Collins & Aikman Products Co. (the "Net Transaction Proceeds Account") pursuant to documentation reasonably satisfactory to the Agent. Amounts in the Net Transaction Proceeds Account shall not be available for use by the Borrower; provided, however, the Borrower may, subject to satisfaction of the conditions set forth in Section 4.02 of the Credit Agreement and paragraph
(d) below, withdraw up to $7,500,000 on any Business Day following delivery to the Agent of prior written notice that the aggregate amount of all unrestricted cash in the deposit and other accounts of the Borrower, the Guarantors and the Designated Foreign Subsidiaries set forth on Schedule A hereto on the date of delivery of such notice (such amount, "Available Cash") is less than $5,000,000.

                  (d) If at the end of any Business Day Available Cash exceeds $15,000,000, the Borrower shall deposit on the next immediately succeeding Business Day into the Net Transaction Proceeds Account an amount equal to such excess up to the aggregate net amount of funds previously



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                                                                               5



withdrawn from the Net Transaction Proceeds Account, after taking into account the aggregate amount of withdrawals from the Net Transaction Proceeds Account previously repaid pursuant to this paragraph (d).

                  SECTION 11. Other Consents under the Credit Agreement. (a) The Lenders hereby further consent under Section 6.08 (Dividends; Capital Stock) and
Section 6.09 (Transactions with Affiliates) of the Credit Agreement to permit the Borrower to dissolve the capital stock of Waterstone Insurance Inc. and to transfer to the Borrower all assets of Waterstone Insurance Inc.

                  (b) The Lenders hereby further consent under Section 6.09 (Transactions with Affiliates) and Section 6.11 (Disposition of Assets) of the Credit Agreement to permit the Borrower to sell its equity interest in Permali do Brasil Industria e Comercio Ltda.; provided that the gross proceeds received by the Borrower or any Subsidiary thereof in respect of such sale shall be deposited in the Escrow Account pursuant to Section 12 below and shall be allocated and applied in accordance therewith.

                  SECTION 12. Agreements pursuant to Section 6.09 of the Credit Agreement (Transactions with Affiliates). The Lenders, the Borrower and the Guarantors hereby agree that (a) within one Business Day of receipt by the Borrower, any Guarantor or any Designated Foreign Subsidiary of any amount, distribution or recovery arising in connection with the UK Administration and the settlement of claims and accounts in respect thereof (including without limitation, the sale or disposition of the equity interest in, and intercompany payables by, direct and indirect Subsidiaries of the UK Debtors, but excluding any payments received by the Borrower pursuant to any transition services agreements between the Borrower and the Buyer), any such amount, distribution or recovery shall be deposited into an escrow account with JPMorgan Chase Bank, N.A. (the "Escrow Account") pursuant to terms and documentation reasonably satisfactory to the Agent, (b) as promptly as practicable following the deposit of any such amounts in the Escrow Account, the Agent, the Borrower and the Guarantors shall enter into negotiations to determine the allocation and application of amounts in the Escrow Account, and (c) no amounts shall be released from the Escrow Account unless and until the Agent, the Required Lenders, the Borrower and the Guarantors agree, in writing, to the allocation and application of amounts maintained in the Escrow Account.

                  SECTION 13. Conditions to Effectiveness of Amendment. This Amendment shall be effective on the date on which all of the following conditions precedent have been satisfied or waived (the "Effective Date"): (a) the Agent (or its counsel) shall have received a counterpart of the Amendment, executed and delivered by a duly authorized officer of each of (i) the Borrower,
(ii) the Guarantors and (iii) the Required Lenders and (b) payment, on or before February 13, 2006 of a fee equal to 0.125% of the outstanding principal amount of such consenting Lender's Tranche B Loans and Tranche A Commitment, which fee shall be payable to the Agent, for the ratable benefit of each Lender that executes and delivers this Amendment on or before 5:00 p.m., New York City time, on February 8, 2006.

                  SECTION 14. Representations and Warranties; No Default. After giving effect to this Amendment, each of the Borrower and the Guarantors hereby represents and warrants that all representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Amendment.

                  SECTION 15. Continuing Effect; No Other Amendments or Consents. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the



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                                                                               6



other Loan Documents are and shall remain in full force and effect in accordance with their terms. The Borrower and each Guarantor acknowledge and agree that nothing in this Amendment shall, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents or constitute an indication of the Lenders' willingness to consent to any other amendment or consent to any other transaction not referenced in Sections 10, 11 and 12 of this Amendment.

                  SECTION 16. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 17. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including transferees of its Commitments and Loans in whole or in part prior to the effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.



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                                                                               7


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.



                                 BORROWER:

                                 COLLINS & AIKMAN PRODUCTS CO.

                                 By:
                                       ----------------------------------------
                                 Name:
                                 Title:



                                 GUARANTORS:

                                 COLLINS & AIKMAN CORPORATION
                                 AMCO CONVERTIBLE FABRICS, INC.
                                 BECKER GROUP, LLC
                                 BRUT PLASTICS, INC.
                                 COLLINS & AIKMAN (GIBRALTAR) LIMITED
                                 COLLINS & AIKMAN ACCESSORY MATS, INC.
                                 COLLINS & AIKMAN ASSET SERVICES, INC.
                                 COLLINS & AIKMAN AUTOMOTIVE (ARGENTINA), INC. (F/K/A TEXTRON AUTOMOTIVE (ARGENTINA), INC.) COLLINS & AIKMAN AUTOMOTIVE (ASIA), INC.
                                 (F/K/A  TEXTRON AUTOMOTIVE (ASIA), INC.)
                                 COLLINS & AIKMAN AUTOMOTIVE EXTERIORS, INC.
                                 (F/K/A TEXTRON AUTOMOTIVE EXTERIOR, INC.)
                                 COLLINS & AIKMAN AUTOMOTIVE INTERIORS, INC.
                                 (F/K/A TEXTRON AUTOMOTIVE INTERIORS, INC.)
                                 COLLINS & AIKMAN AUTOMOTIVE INTERNATIONAL, INC. COLLINS & AIKMAN AUTOMOTIVE INTERNATIONAL SERVICES, INC. (F/K/A TEXTRON AUTOMOTIVE INTERNATIONAL SERVICES, INC.)
                                 COLLINS & AIKMAN AUTOMOTIVE MATS, LLC
                                 COLLINS & AIKMAN AUTOMOTIVE OVERSEAS
                                 INVESTMENT, INC.
                                 (F/K/A TEXTRON AUTOMOTIVE OVERSEAS
                                 INVESTMENT, INC.)
                                 COLLINS & AIKMAN AUTOMOTIVE SERVICES, LLC
                                 COLLINS & AIKMAN CANADA DOMESTIC
                                 HOLDING COMPANY
                                 COLLINS & AIKMAN CARPET & ACOUSTICS (MI), INC. COLLINS & AIKMAN CARPET & ACOUSTICS (TN), INC. COLLINS & AIKMAN DEVELOPMENT COMPANY

                                 COLLINS & AIKMAN EUROPE, INC.
                                 COLLINS & AIKMAN FABRICS, INC. (F/K/A JOAN
                                 AUTOMOTIVE INDUSTRIES, INC.)
                                 COLLINS & AIKMAN INTELLIMOLD, INC. (F/K/A M&C ADVANCED PROCESSES, INC.)
                                 COLLINS & AIKMAN INTERIORS, INC.
                                 COLLINS & AIKMAN INTERNATIONAL CORPORATION
                                 COLLINS & AIKMAN PLASTICS, INC.
                                 COLLINS & AIKMAN PROPERTIES, INC.
                                 COMET ACOUSTICS, INC.
                                 CW MANAGEMENT CORPORATION
                                 DURA CONVERTIBLE SYSTEMS, INC.
                                 GAMBLE DEVELOPMENT COMPANY
                                 JPS AUTOMOTIVE, INC.
                                 SOUTHWEST LAMINATES, INC.
                                 WICKES ASSET MANAGEMENT, INC.
                                 WICKES MANUFACTURING COMPANY

                                 By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                 NEW BALTIMORE HOLDINGS, LLC

                                 By: Collins & Aikman Products Co., its
                                     sole member


                                 By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                 OWOSSO THERMAL FORMING, LLC

                                 By: Collins & Aikman Products Co., its
                                     sole member


                                 By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                 AGENT AND LENDERS:
                                 JPMORGAN CHASE BANK, N.A.
                                 INDIVIDUALLY AND AS AGENT

                                 By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                 ----------------------,
                                 AS LENDER

                                 By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                                                      SCHEDULE A
                                                         Available Cash Accounts


------------------------

Available Cash includes
cash reported on a GAAP
basis in the United States,
Canada, and Mexico in the
bank accounts noted below.


     Account Description
     -------------------

     United States
     ---------------------
     JPM Concentration
     323020682
     AP Master
     323885535
     Payroll Master
     323885527
     Investment Account

     Canada
     ---------------------
     Scotia
     800021101315
     JPM Toronto
     4664767101
     Lockbox
     466501410
     Lockbox
     466503010

     Mexico
     ---------------------
     Cash, in all accounts,
  reported on a GAAP basis in
  excess of $5,700,000, for
  minimum operating
  liquidity purposes.